UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2020

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 14, 2020, Jose Cil resigned as a Class B director of Carrols Restaurant Group, Inc.’s ("CRG") Board of Directors (the "Board") effective February 14, 2020. Effective February 14, 2020, Burger King Corporation ("BKC") and Blue Holdco 1, LLC (collectively, the "BKC Stockholders") appointed Christopher Finazzo, President of BKC, Americas, as a Class B director of the Board to fill the vacancy created by the resignation of Mr. Cil. Mr. Finazzo was appointed to the Board pursuant to the BKC Stockholders' right to elect two members of the Board as Class B directors as set forth in the Certificate of Designation of the Series B Convertible Preferred Stock held by the BKC Stockholders. Other than Mr. Finazzo's role as an executive officer of the business of the BKC Stockholders, which collectively own all of the outstanding shares of Series B Preferred Stock which is convertible into 15.2% of CRG’s outstanding common stock as of the date hereof, Mr. Finazzo does not have any other relationships with CRG that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Finazzo was appointed as President of BKC, Americas in December 2017. Mr. Finazzo served as Head of Marketing, North America, for BKC from January 2017 until December 2017 and Head of Development for BKC from January 2016 until January 2017. Since joining BKC in May 2014, Mr. Finazzo has held various roles in marketing and development at BKC. Prior to joining BKC in 2014, Mr. Finazzo was on the strategy team at Macy’s.

Mr. Finazzo brings significant experience with the strategic, financial and operational issues of restaurant companies in connection with his employment as an executive officer of BKC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: February 20, 2020	By:	/s/ Markus Hartmann
Name: Markus Hartmann Title: Vice President, General Counsel and Secretary